Fees Summary	Jul. 31, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,083,876,000.00
Previously Paid Amount	689,245.33
Total Fee Amount	776,610.66
Total Offset Amount	$ 0.00
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering.
Net Fee	$ 87,365.33
Narrative - Max Aggregate Offering Price	$ 591,906,000.00
Final Prospectus	true